UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2008

The J. M. Smucker Company

(Exact name of registrant as specified in its charter)

Ohio	1-5111	36-0538550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strawberry Lane, Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 8, 2008, The J. M. Smucker Company (“Smucker”) issued a press release announcing that The Procter & Gamble Company (“P&G”) has commenced an exchange offer for P&G common stock in connection with the previously announced merger of the P&G coffee business with a wholly owned subsidiary of Smucker. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: October 8, 2008	By:	/s/ M. Ann Harlan
M. Ann Harlan
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 8, 2008.